Managed Intermediate Government Fund
 -------------------------------------------------------------------------------













                                  Annual Report
                                December 31, 1995
 -------------------------------------------------------------------------------

MANAGED INTERMEDIATE GOVERNMENT FUND
PERFORMANCE UPDATE
December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
MANAGED INTERMEDIATE GOVERNMENT FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,908     9.08%     9.08%
Life of
 Fund*    $11,031    10.31%     3.52%

LEHMAN BROTHERS 1-3 YEAR
GOVERNMENT INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,084    10.84%    10.84%
Life of
 Fund*    $11,492    14.92%     5.19%

*The Fund commenced operations on
 March 1, 1993. Index comparisons
 begin March 31, 1993.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Managed Intermediate Government Fund
Year            Amount
----------------------
3/31/93*       $10,000
6/93           $10,202
12/93          $10,392
6/94           $10,043
12/94          $10,068
6/95           $10,601
12/95          $10,983

Lehman Brothers 1-3 Year Government Index
Year            Amount
----------------------
3/31/93*       $10,000
6/93           $10,111
12/93          $10,315
6/94           $10,265
12/94          $10,368
6/95           $11,052
12/95          $11,492

The unmanaged Lehman Brothers 1-3 Year Government Index is composed of agency and treasury securities with maturities of 1-3 years. Both the Fund and Index assume reinvestment of dividends. Index returns do not reflect fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                   YEARLY PERIODS ENDED DECEMBER 31

                          1993*    1994     1995
                        -------------------------
NET ASSET VALUE........ $ 9.98   $ 9.18   $ 9.52
INCOME DIVIDENDS.......    .45      .49      .48
FUND TOTAL RETURN (%)..   4.37    -3.12     9.08
INDEX TOTAL RETURN (%).   3.15      .52    10.84



All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Manager had not maintained the Fund's expenses, the average annual total return for the one year and life of Fund periods would have been lower.

Dear Shareholder:

     We are pleased to provide you with the Managed Intermediate Government Fund's Annual Report which covers the Fund's performance and progress for the fiscal year ended December 31, 1995.

     The investment objective of the Fund is to provide investors with a high level of current income and to keep the price of its shares more stable than that of a long-term bond.

     As of December 31, the Fund's 30-day net annualized SEC yield was 5.50%. The Fund's net asset value per share increased from $9.18 on December 31, 1994 to $9.52 on December 31, 1995. Assuming the reinvestment of the dividends for the period totaling $0.48, the total return for the fiscal year ended December 31, 1995 was 9.08%, compared to the 15.75% average return for all Intermediate U.S. Government Funds and 5.63% average return of all Short U.S. Government Funds for the same twelve-month period according to Lipper Analytical Services, Inc., an independent analyst of investment performance. However, it is important to note that the Fund, in comparison with most Intermediate U.S. Government Funds, places more emphasis on maintaining a relatively stable per share price.

     Audited financial statements for the fiscal year ended December 31, 1995 and a list of the Fund's investments as of that date are set forth on the following pages.

     If you have any questions concerning your Fund, please call toll free (800) 854-8525 from any continental state. We will be glad to hear from you at any time.


                                                                 /s/David S. Lee
                                                                    David S. Lee
                                                                        Chairman

Portfolio Management Discussion

     Managed Intermediate Government Fund's performance in 1995 reflects a year in which interest rates declined across the maturity spectrum. As evidence mounted that inflation was not currently a concern, the trend toward higher bond prices that began in late 1994 gathered momentum. When interest rates fall, bond prices generally rise, since existing bonds are deemed more attractive than newly issued, lower-yielding securities. However, declining interest rates also tend to result in lower coupons for fixed-income investments. The Fund's share price increased $0.34, from $9.18 on December 31, 1994, to $9.52 at the end of the year. The Fund distributed a total of $0.48 per share in income during the year, contributing to a 30-day net annualized yield of 5.50% on December 31, 1995, down from 6.03% a year earlier. Combined, price change plus distributions provided a 9.08% total return for the year, compared with 10.84% for the unmanaged Lehman Brothers 1-3 Year Government Index.

     The easing of interest rates by the Federal Reserve during 1995, coming after a series of rate hikes in 1994, testifies to its confidence in the current trend of slow economic growth and low inflation. Measures of inflation have been stable and were referenced by the Federal Reserve as the primary reason it reduced the federal funds rate on July 6 and December 19. The U.S. bond market has reacted accordingly and rallied strongly into the year end on the back of rate cuts and anticipation of further Fed easing. While our fundamental outlook is for lower rates--and therefore positive bond market conditions--we will be watching for periods of price corrections, which could result from profit-taking or technical factors.

     We continue to utilize mortgage backed securities to add yield to your portfolio, targeting opportunities in older pools in the moderate premium 15-year sector. These "seasoned" pools offer greater prepayment protection as the underlying borrowers have already displayed a reluctance or inability to refinance in a declining rate environment. We have also repositioned our shorter maturity Treasury obligations to take full advantage of the Federal Reserve's easing trend, while helping dampen downside volatility. As we enter 1996 we look forward to buying opportunities, especially in the mortgage sector where the yield advantage remains very attractive.

  /s/David H. Glen                                           /s/Mark Boyadjian
  David H. Glen                                              Mark Boyadjian
  Lead Portfolio Manager                                     Portfolio Manager

MANAGED INTERMEDIATE GOVERNMENT FUND
INVESTMENT PORTFOLIO
DECEMBER 31, 1995

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                     ----------     -----------
U.S. GOVERNMENT AGENCY PASS-THROUGHS -- 44.9%

  Federal Home Loan Mortgage Corporation*
    7.5%, 9/1/10...................................  $  500,000     $   514,375
  Federal National Mortgage Association*
    9%, due 8/1/07.................................   2,285,977       2,406,699
  Federal National Mortgage Association*
    8.5%, due 11/1/09..............................     852,272         889,286
  Federal National Mortgage Association*
    8%, due 12/1/09................................     443,996         460,366
  Federal National Mortgage Association*
    8.5%, due 1/1/10...............................     959,692       1,001,372
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGHS
  (cost $5,208,383)................................                   5,272,098
                                                                    -----------

U.S. TREASURY OBLIGATIONS -- 55.1%

  U.S. Treasury Note, 4.375%, 8/15/96..............   1,000,000         994,690
  U.S. Treasury Note, 4.375%, 11/15/96.............   1,500,000       1,488,990
  U.S. Treasury Note, 4.75%, 2/15/97...............   1,000,000         994,060
  U.S. Treasury Note, 5.5%, 7/31/97................   1,000,000       1,005,000
  U.S. Treasury Note, 5%, 1/31/99..................   2,000,000       1,985,000
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS (cost $6,401,211)..                   6,467,740
                                                                    -----------
TOTAL INVESTMENTS -- 100.0% (cost $11,609,594)**...                 $11,739,838
                                                                    ===========

* The investments in mortgage-backed securities are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

** Cost for federal income tax purposes was $11,609,594. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $130,244. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $130,868 and unrealized depreciation for all securities in which there was an excess of tax cost over market value of $624.

See notes to financial statements.

MANAGED INTERMEDIATE GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at market (identified cost $11,609,594) (note 2)...               $11,739,838
Cash............................................................                    76,805
Interest receivable.............................................                   143,955
Deferred organizational expenses (note 2).......................                    26,490
                                                                               -----------
     Total assets...............................................                11,987,088

LIABILITIES
Dividend payable................................................  $50,418
Management fee payable (note 5).................................   17,460
Accrued expenses (note 5).......................................   35,978
                                                                  -------
     Total liabilities..........................................                   103,856
                                                                               -----------
Net assets, at market value.....................................               $11,883,232
                                                                               ===========
NET ASSETS
Net assets consist of:
  Net unrealized appreciation on investments....................               $   130,244
  Accumulated net realized loss.................................                (1,641,356)
  Capital Stock ($.001 par value)...............................                     1,248
  Additional paid-in capital....................................                13,393,096
                                                                               -----------
Net assets, at market value.....................................               $11,883,232
                                                                               ===========
NET ASSET VALUE, offering and redemption price per share
    ($11,883,232/1,247,637 outstanding shares of
    Capital Stock, $.001 par value, 100,000,000
    shares authorized)..........................................                     $9.52
                                                                                     =====

See notes to financial statements.

MANAGED INTERMEDIATE GOVERNMENT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
Interest......................................................                $  754,614

EXPENSES:
Management fee (note 5).......................................  $  83,422
Directors' fees and expenses (note 5).........................      7,874
Shareholder services (note 5 and 6)...........................      9,013
Custodian and accounting fees (note 5)........................     40,077
Professional services.........................................     15,500
Reports to shareholders.......................................     11,610
Amortization of organization expense (note 2).................     12,235
Registration fees.............................................     15,677
Miscellaneous fees............................................      8,020
                                                                ---------
Total expenses before reductions..............................    203,428
Expense reductions (Note 5)...................................   (100,410)
                                                                ---------
Expenses, net.................................................                   103,018
                                                                              ----------
NET INVESTMENT INCOME.........................................                   651,596
                                                                              ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments............................    141,607
Net unrealized appreciation on investments during the period..    338,273
                                                                ---------
Net gain on investments.......................................                   479,880
                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........                $1,131,476
                                                                              ==========

See notes to financial statements.

MANAGED INTERMEDIATE GOVERNMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                         YEARS ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          1995             1994
                                                                      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income...............................................  $    651,596     $ 1,140,426
Net realized gain (loss) on investments.............................       141,607      (1,787,223)
Net unrealized appreciation (depreciation) on investments
  during the period.................................................       338,273        (150,339)
                                                                      ------------     -----------
Net increase (decrease) in net assets resulting from operations.....     1,131,476        (797,136)
                                                                      ------------     -----------
Dividends to shareholders from net investment income
  ($.48 and $.49 per share, respectively)...........................      (651,596)     (1,140,426)
                                                                      ------------     -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from sale of shares........................................     2,192,383       9,084,268
Net asset value of shares issued in reinvestment of dividends.......       538,309         514,707
                                                                      ------------     -----------
                                                                         2,730,692       9,598,975
Cost of shares redeemed.............................................   (13,506,103)       (498,287)
                                                                      ------------     -----------
Increase (decrease) in net assets from Capital Stock transactions...   (10,775,411)      9,100,688
                                                                      ------------     -----------
Total increase (decrease) in net assets.............................   (10,295,531)      7,163,126

NET ASSETS:
Beginning of period.................................................    22,178,763      15,015,637
                                                                      ------------     -----------
End of period.......................................................  $ 11,883,232     $22,178,763
                                                                      ============     ===========

INCREASE (DECREASE) IN FUND SHARES:
Shares sold.........................................................       232,670         911,210
Shares issued to shareholders in reinvestment of dividends..........        57,445          54,256
                                                                      ------------     -----------
                                                                           290,115         965,466
Shares redeemed.....................................................    (1,458,944)        (53,264)
                                                                      ------------     -----------
Net increase (decrease) in Fund shares..............................    (1,168,829)        912,202

SHARES OUTSTANDING:
Beginning of period.................................................     2,416,466       1,504,264
                                                                      ------------     -----------
End of period.......................................................     1,247,637       2,416,466
                                                                      ============     ===========


See notes to financial statements.

MANAGED INTERMEDIATE GOVERNMENT FUND
FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                                   FOR THE PERIOD
                                                                                                   MARCH 1, 1993
                                                                                                   (COMMENCEMENT
                                                                      YEARS ENDED DECEMBER 31,     OF OPERATIONS)
                                                                      ------------------------     TO DECEMBER 31,
                                                                       1995               1994            1993
                                                                       -----------------------     ---------------

Net asset value, beginning of period ..............................   $ 9.18          $  9.98         $ 10.00
                                                                      ------          -------         -------
Income from Investment Operations:
Net investment income (a) .........................................      .48              .49             .45
Net realized and unrealized gain (loss) on investments ............      .34             (.80)           (.02)
                                                                      ------          -------         -------
Total from investment operations ..................................      .82             (.31)            .43
                                                                      ------          -------         -------
Less dividends from net investment income .........................     (.48)            (.49)           (.45)
                                                                      ------          -------         -------
Net asset value, end of period ....................................   $ 9.52          $  9.18         $  9.98
                                                                      ======          =======         =======
TOTAL RETURN (%) (d)...............................................     9.08            (3.12)           4.37(b)
                                                                      ======          =======         =======
RATIOS AND SUPPLEMENTARY DATA
Net assets, end of period ($ millions) ............................       12               22              15
Ratio of operating expenses, to average daily net assets (%) (a)...      .80             1.01             .51(c)
Ratio of net investment income, to average daily net assets (%)....     5.08             5.19            5.35(c)
Portfolio turnover rate (%)........................................    96.54           336.62          132.98(c)
(a)  Reflects a per share amount of expenses reimbursed by
       the Manager of..............................................   $  -            $   -           $   .03
     Reflects a per share amount of management fee and
       other fees not imposed .....................................   $  .07          $   .03         $   .07
     Operating expense ratio including expenses reimbursed,
       management fee and other expenses not imposed (%) ..........     1.59             1.34            1.69(c)

(b)  Not annualized
(c)  Annualized
(d)  Total returns are higher due to maintenance of the Fund's expenses.

MANAGED INTERMEDIATE GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

        Managed Intermediate Government Fund (the "Fund") is a portfolio of Scudder Fund, Inc. (the "Company") which is an open-end diversified management investment company.

2.  SIGNIFICANT ACCOUNTING POLICIES

        Significant accounting policies followed by the Fund are:

        (a) Security Valuation--The value of securities is determined as of the close of regular trading on the New York Stock Exchange. Securities are valued utilizing primarily the latest bid prices or, if bid prices are not available, on the basis of valuations based on a matrix system, both as furnished by a reputable independent pricing service. Debt securities maturing in 60 days or less are valued at amortized cost. All other securities and other assets for which current market quotes are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Board of Directors.

        (b) Federal Income Taxes--The Fund's policy is to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and to distribute all taxable income, including any realized net capital gains, to shareholders. Therefore, no Federal income tax provision is required. As of December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $1,644,795, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002, whichever comes first.

        (c) Allocation of Expenses--Expenses not directly chargeable to the Fund are allocated primarily on the basis of relative net assets of the Company.

        (d) Dividends--Dividends from net investment income are declared each business day to shareholders of record on the previous business day for payment on the first business day of the following month. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. Therefore, the Fund intends to distribute these amounts to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gains or losses on investments for both financial and federal income tax reporting purposes.

        (e) Organization Costs--Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

        (f) Other--Investment transactions are recorded on trade dates. Interest income is recorded on the accrual basis and is adjusted for gains and losses on paydowns on mortgage-backed securities. Distributions to shareholders are recorded on the ex-dividend dates.

3.  REPURCHASE AGREEMENTS

        It is the Company's policy to obtain possession, through its custodian, of the securities underlying each repurchase agreement to which it is a party, either through physical delivery or book entry transfer in the Federal Reserve System or Participants Trust Company. Payment by the Company in respect of a repurchase agreement is authorized only when proper delivery of the underlying securities is made to the Company's custodian. The Company's investment manager values such underlying securities each business day using quotations obtained from a reputable, independent source. If the Company's investment manager determines that the value of such underlying securities (including accrued interest thereon) does not at least equal the value of each repurchase agreement (including accrued interest thereon) to which such securities are subject, it will ask for additional securities to be delivered to the Company's custodian. In connection with each repurchase agreement transaction, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Company may be delayed or limited.

4.  PURCHASES AND SALES OF SECURITIES

        During the year ended December 31, 1995, purchases and sales of securities, which were U.S. Government and U.S. Government agency securities, (excluding short-term investments) aggregated $9,931,684 and $19,721,376, respectively.

5.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

        The Company retains Scudder, Stevens & Clark, Inc. ("Scudder") as investment manager for the Fund, pursuant to an investment advisory agreement between Scudder and the Company on behalf of the Fund, for a management fee payable each month, based upon the average daily value of the Fund's net assets, at an annual rate of 0.65%. Scudder has agreed not to impose all or a portion of its management fee until October 31, 1996, and during such period to maintain the annualized expenses of the Fund at not more than 0.80% of average daily net assets. For the year ended December 31, 1995, Scudder did not impose a portion of its fee amounting to $65,963, and the portion imposed amounted to $17,459.

        Under certain state regulations, if the total expenses of the Fund, exclusive of taxes, interest, and extraordinary expenses exceed certain limitations, the Company's investment adviser is required to reimburse the Fund for such excess up to the amount of the management fee. During the year ended December 31, 1995, no such reimbursement was required.

        Scudder Service Corporation ("SSC"), a subsidiary of Scudder is the Company's shareholder service, transfer and dividend disbursing agent. For the year ended December 31, 1995, Scudder did not impose a portion of its fee amounting to $2,326 and the portion imposed amounted to $6,111, of which $2,037 is unpaid.

        Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $5,379, of which $488 is unpaid. For the year ended December 31, 1995, SFAC did not impose fees amounting to $32,121.

        The Company has a compensation arrangement under which payment of Directors' fees may be deferred. Interest is accrued (based on the rate of return earned on the 90 day Treasury Bill as determined at the beginning of each calendar quarter) on the deferred balances and is included in "Directors' fees and expenses." The accumulated balance of deferred directors' fees and interest thereon relating to the Fund aggregated $10,800, which is included in accrued expenses of the Fund.

6.  SHAREHOLDER SERVICES

        The Fund has special arrangements with certain banks, institutions and other persons under which they receive compensation from the Fund and Scudder for performing shareholder servicing functions for their customers who own shares in the Fund from time to time. For the year ended December 31, 1995, payments by the Fund pursuant to these arrangements aggregated $804, of which $118 is unpaid.

7.  SHAREHOLDER SERVICE, ADMINISTRATION AND DISTRIBUTION PLAN

        The Company has a Shareholder Service, Administration and Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 under which participating organizations which enter into agreements with the Company and Scudder may receive a fee of up to 0.25% on an annual basis from each of the Company and Scudder. Such fee is calculated on the average daily net assets of the Company for which such participating organizations are responsible. No payments have been made by the Company for shareholder service, administration and distribution assistance under this plan other than those indicated in Note 6 above.

8.  CAPITAL STOCK

        At December 31, 1995, one holder of record of the Fund held approximately 69% of the outstanding shares.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of SCUDDER FUND, INC. -- MANAGED INTERMEDIATE GOVERNMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Managed Intermediate Government Fund (a portfolio of Scudder Fund, Inc., hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 1, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statement based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 12, 1996


--------------------------------------------------------------------------------
FEDERAL TAX STATUS OF 1995 DIVIDENDS

        The total amount of dividends declared in 1995 by the Managed Intermediate Government Fund is taxable as ordinary dividend income for Federal income tax purposes. None of this amount qualifies for the dividends received deduction available to corporations.
--------------------------------------------------------------------------------

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                                       13

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                                       14


Board of Directors
DAVID S. LEE(1)                    Chairman of the Board; Managing Director, Scudder, Stevens
                                   & Clark, Inc.

EDGAR R. FIEDLER^(1)^(2)^(3)       Vice President and Economic Counsellor, The Conference Board;
                                   formerly Assistant Secretary of the Treasury for Economic Policy

PETER B. FREEMAN^(2)^(3)           Corporate Director and Trustee

ROBERT W. LEAR^(2^(3)              Executive-in-Residence and Visiting Professor, Columbia
                                   University Graduate School of Business; Director or Trustee,
                                   Various Organizations

DANIEL PIERCE^(1)                  President; Chairman of the Board, Scudder, Stevens & Clark, Inc.

                                  ^(1)Member of Executive Committee
                                  ^(2)Member of Nominating Committee
                                  ^(3)Member of Audit Committee

---------------------------------------------------------------------------------------------------------

Officers

DAVID S. LEE                       Chairman of the Board

DANIEL PIERCE                      President

K. SUE COTE                        Vice President

JERARD K. HARTMAN                  Vice President

KATHRYN L. QUIRK                   Vice President

THOMAS W. JOSEPH                   Vice President and Assistant Secretary

THOMAS F. McDONOUGH                Vice President and Assistant Secretary

PAMELA A. McGRATH                  Vice President and Treasurer

IRENE McC. PELLICONI               Secretary

                      Managed Intermediate Government Fund

                    345 Park Avenue, New York, New York 10154
                                 (800) 854-8525

Investment Manager

Scudder, Stevens & Clark, Inc.
345 Park Avenue
New York, New York 10154

Distributor

Scudder Investor Services, Inc.
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Fund Accounting Agent

Scudder Fund Accounting Corporation
Two International Place
Boston, Massachusetts 02110

Transfer Agent and
Dividend Disbursing Agent

Scudder Service Corporation
P.O. Box 9242
Boston, Massachusetts 02106

Legal Counsel

Sullivan & Cromwell
New York, New York

This report is for the information of the shareholders. Its use in connection with any offering of the Company's shares is authorized only in case of a concurrent or prior delivery of the Company's current prospectus.


                              Managed Intermediate
                                 Government Fund


                                  Annual Report
                                December 31, 1995